UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: November 27, 2007
RSC Holdings Inc.
RSC Holdings III, LLC
RSC Equipment Rental, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware Delaware Arizona	001-33485 333-144625-01 333-144625	22-1669012 41-2218971 86-0933835

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6929 E. Greenway Parkway, Suite 200
Scottsdale, Arizona 85254

(Address of Principal Executive Offices) (Zip Code)
(480) 905-3300

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1
EX-10.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of New Chief Financial Officer
On December 3, 2007, RSC Holdings Inc. announced the appointment of David Mathieson as Senior Vice President and Chief Financial Officer, effective upon Mr. Mathieson commencing his employment with us. Mr. Mathieson is expected to commence his employment on or about January 2, 2008. Mr. Mathieson was also appointed Senior Vice President and Chief Financial Officer of our indirect wholly-owned operating subsidiary RSC Equipment Rental, Inc.
David Mathieson, 53, has served since 2003 as Senior Vice President and Chief Financial Officer of Brady Corporation, an international manufacturer and marketer of identification solutions and specialty products. Prior to joining Brady in 2001, he had a 20 year career with Honeywell International Inc., an international controls company, in the U.S. and in several European countries, last serving as Vice President and Chief Financial Officer of Honeywell EMEA in Brussels, Belgium.
We entered into an Employment and Noncompetition Agreement on November 30, 2007 with Mr. Mathieson, which will become effective on the date Mr. Mathieson commences his employment with us. The material terms of such agreement are as follows:
•	Base Salary: Mr. Mathieson will be entitled to a base salary of $400,000 per year.
•	Signing Bonus: Mr. Mathieson will be entitled to a signing bonus of $300,000.
•	Bonus Plan: Mr. Mathieson will be entitled to participate in our 2007 Annual Incentive Plan. Our 2007 Annual Incentive Plan is filed as Exhibit 10.9 to our Registration Statement on Form S-1 (333-140644), filed with the Securities and Exchange Commission on February 13, 2007, as amended.
•	Equity Incentives: Mr. Mathieson will be granted a non-qualified stock option to purchase common stock with an aggregate value of $400,000. The number of shares subject to the stock option will be determined by dividing $400,000 by the per share fair value determined using a Black-Scholes valuation model utilizing the closing price of our common stock on the date of grant. The stock option will have an exercise price equal to the fair market value of our common stock on the date of grant and will vest in four equal annual installments of 25%. The stock option will have a term of 10 years. The terms of the stock option will be governed by the terms of our Amended and Restated Stock Incentive Plan, which is filed as Exhibit 10.1 to our Registration Statement on Form S-1 (333-140644), filed with the Securities and Exchange Commission on February 13, 2007, as amended.
•	Other Benefits: Mr. Mathieson will be entitled to all benefits and conditions of employment generally provided to our other employees.
•	Relocation Benefits: Mr. Mathieson will be entitled to relocation assistance as well as reimbursement of reasonable expenses incurred to relocate.
•	Severance: In the event Mr. Mathieson is terminated for any reason other than “for cause” (as defined in the agreement) or Mr. Mathieson terminates his employment for “good reason” (as defined in the agreement) he will be entitled to the following severance benefits upon execution and effectiveness of a general release of claims in our favor:
•	Base Salary: Mr. Mathieson will receive 24 months of base salary as severance.

•	Severance Bonus: We will make a pro rata payment of any amounts Mr. Mathieson would have received under our 2007 Annual Incentive Plan.

•	Healthcare Coverage: We will pay continued health insurance coverage, in the same proportion as Mr. Mathieson then currently has for up to 24 months or until he becomes eligible for other health insurance, whichever comes first.

•	401(k) Vesting: We will pay an amount equal to any unvested amounts under our 401(k) Plan.

•	Outplacement Services: Mr. Mathieson will receive outplacement services.

•	Professional Association Fees: We will pay Mr. Mathieson’s association membership fees for 24 months to the extent we previously paid such amounts.

•	Life Insurance: We will continue Mr. Mathieson’s life insurance coverage for 24 months.
Severance payments under the Employment and Noncompetition Agreement may be limited by the application of Section 280(G) of the Internal Revenue Code of 1986, and will be paid to the extent possible to achieve on an after-tax basis, the greatest amount of benefits to Mr. Mathieson.
Mr. Mathieson has also agreed for twelve months following the termination of his employment not to compete with us and to not solicit our customers or employees.
The above description of the Employment and Noncompetition Agreement is qualified in its entirety by a copy of the agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
We also intend to enter into our standard form of indemnity agreement with Mr. Mathieson. The form of indemnity agreement is filed as Exhibit 10.10 to our Registration Statement on Form S-1 (333-140644), filed with the Securities and Exchange Commission on February 13, 2007, as amended.
Resignation of Former Chief Financial Officer
On November 27, 2007, we and Keith Sawottke discussed the terms of his resignation as our Senior Vice President and Chief Financial Officer, which was effective on November 30, 2007. Mr. Sawottke has also resigned as the Senior Vice President and Chief Financial Officer of our indirect wholly-owned operating subsidiary RSC Equipment Rental, Inc. Mr. Sawottke has agreed to provide transition support through the date we file our next Form 10-K. Pursuant to a Separation and Release Agreement, dated November 30, 2007, Mr. Sawottke will receive the following benefits:
•	Severance Pay: Mr. Sawottke will receive 30 months of base salary as severance. The first severance payment will be delayed six months to achieve compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and Mr. Sawottke will receive a six month catch-up payment in a lump sum at such time, and then paid in accordance with the Company’s normal payroll schedule.
•	Accrued Vacation: Mr. Sawottke will automatically receive a payout of all of his accrued vacation on or shortly after November 30, 2007.
•	Severance Bonus: Mr. Sawottke will receive an additional upfront lump sum of $100,000, in lieu of any bonus Mr. Sawottke would have received under our 2007 Annual Incentive Plan.
•	Healthcare Coverage: We will pay continued health insurance coverage, in the same proportion as Mr. Sawottke currently has for up to 30 months or until he becomes eligible for other health insurance, whichever comes first.
•	Financial Planning Allowance: We will pay any unused amount of Mr. Sawottke’s annual $2,500 financial planning services allowance.
•	Outplacement Services: Mr. Sawottke will receive outplacement services up to a maximum of $9,500.
•	Professional Association Fees: We will pay Mr. Sawottke’s association membership fees for 30 months to the extent we previously paid such amounts.
•	Life Insurance: We will continue Mr. Sawottke’s life insurance coverage for 30 months.
•	Stock Options: 100,000 shares subject to outstanding stock options held by Mr. Sawottke will vest on the later of March 1, 2008 or the date we file our next Form 10-K , provided Mr. Sawottke has complied with the terms of the Separation and Release Agreement; and also on such date (and conditioned upon such compliance) we will waive the stock sale restrictions on Mr. Sawottke pursuant to Section 4 of that certain Employee Stock Subscription Agreement, dated December 4, 2006. All other stock options held by Mr. Sawottke were cancelled upon his resignation.
As consideration for the above benefits, Mr. Sawottke executed a general release of claims in our favor.

The above description of the Separation and Release Agreement is qualified in its entirety by a copy of the agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K. Our 2007 Annual Incentive Plan is filed as Exhibit 10.9 to our Registration Statement on Form S-1 (333-140644), filed with the Securities and Exchange Commission on February 13, 2007, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1	Executive Employment and Noncompetition Agreement, by and between David Mathieson and RSC Holdings Inc., effective January 2, 2008.

10.2	Separation and Release Agreement, by and between Keith Sawottke and RSC Holdings Inc., dated November 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc. RSC Holdings III, LLC RSC Equipment Rental, Inc.
	By:	/s/ Kevin J. Groman
Dated: December 3, 2007		Kevin J. Groman
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Executive Employment and Noncompetition Agreement, by and between David Mathieson and RSC Holdings Inc., effective January 2, 2008.

10.2	Separation and Release Agreement, by and between Keith Sawottke and RSC Holdings Inc., dated November 30, 2007.